Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

First Western SBLC, Inc.
17950 Preston Road, Suite 600
Dallas, Texas 75252

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of small business loans in connection with the proposed offering of CIM Small Business Loan Trust 2023-1, Unguaranteed SBA 7(a) Loan-Backed Notes, Series 2023-1. First Western SBLC, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, Deutsche Bank Securities Inc. (“Deutsche Bank” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 11, 2022, representatives of Deutsche Bank, on behalf of the Company, provided us with a small business loan listing with respect to 133 small business loans (the “Small Business Loan Listing”). At the instruction of the Company, we randomly selected the 50 small business loans from the Small Business Loan Listing (the “Sample Loans”).

Further, on November 10 2022, representatives of the Company provided us a computer-generated small business loan data file and related record layout containing data, as represented to us by the Company, as of the close of business on August 31, 2022, with respect to each of the small business loans set forth on the Small Business Loan Listing (the “Statistical Loan File”).

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Loans relating to the small business loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

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Characteristics
1. Loan number (for informational purpose only)
2.Original loan amount
3. Interest type (fixed or variable)
4. Spread
5. Origination date
6. Interest rate type (Fixed/Variable)
7. Property name
8. Property city
9. Property state
10. Property street address
11. Unguaranteed Percentage
12. Guaranteed balance
13. Unguaranteed balance
14. Number of guarantors
15. Credit score type
16. Industry
17. NAICS Code
18. Year built (hotel only)

19. Number of rooms (hotel only)
20. CRE lien position
21. FF&E lien position
22. Loan purpose
23. Best credit score
24. Worst credit score
25. Unpaid principal balance
26. Remaining prepayment penalty
27. Restructured/modified loan (yes/no)
28. Current interest rate
29. Original loan-to-value ratio
30. Maturity date
31. Days past due
32. Property value
33. Current loan-to-value ratio
34. Original loan-per-room (hotel only)
35. Months seasoned
36. Months to maturity

We compared Characteristics 2. through. 6. to the corresponding information set forth on or derived from the Promissory Note or any amendments thereto (collectively, the “Note”).

We compared Characteristics 7. through 13. to the corresponding information set forth on or derived from the “SBA Loan Authorization Document.”

We compared Characteristic 14. to the corresponding information set forth on the SBA Loan Authorization Document or the “Unconditional Guarantee.”

We compared Characteristics 15. through 22. to the corresponding information set forth on or derived from the “Loan Officer Report”.

We compared characteristics 23. and 24. to the corresponding information set forth on or derived from the Loan Officer Report or screen shots from the Company’s servicing System (the “Servicing System Screen Shots”).

We compared characteristics 25. through 32. to the corresponding information set forth on or derived from the Servicing System Screen Shots.

Using the methodologies provided to us by representatives of the Company, we compared Characteristic 33. to the corresponding information set forth on or derived from the Servicing System Screen Shots.

With respect to Characteristic 34., we recomputed the original loan-per-room as the quotient of (i) the original loan amount (as set forth on the Note) and (ii) the number of rooms (as set forth on the Loan Officer Report) and compared the results of each recalculation to the corresponding original loan-per-room set forth on the Statistical Loan File.

With respect to Characteristic 35., we recomputed the months seasoned as the number of months from the origination date (as set forth on the Note) through August 31, 2022 and compared the results of each recalculation to the corresponding months seasoned set forth on the Statistical Loan File.

With respect to Characteristic 36., we recomputed the months to maturity as the number of months from the August 31, 2022 through the maturity date (as set forth on the Loan Officer Report) and compared the results of each recalculation to the corresponding months to maturity set forth on the Statistical Loan File.

At your instruction, for purposes of such comparisons:

•
with respect to our comparison of Characteristic 18., for the Sample Loan indicated in Appendix A, we observed a difference with respect to the year built as set forth on the Statistical Loan File when compared to the year built on the Loan Officer Report.  For this Sample Loan, we were instructed to perform an additional procedure and compare the year built as set forth on the Statistical Loan File to the year built on the “Appraisal;”

•
with respect to our comparison of Characteristic 19., for the Sample Loan indicated in Appendix B, we observed a difference with respect to the number of rooms as set forth on the Statistical Loan File when compared to the number of rooms on the Loan Officer Report.  For this Sample Loan, we were instructed to perform an additional procedure and compare the number of rooms as set forth on the Statistical Loan File to the number of rooms as set forth on the Appraisal; and

•	with respect to Characteristics 35. and 36., differences of 1 month are deemed to be “in agreement.”

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The small business loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents, except as described in Appendix C. Supplemental information is contained on Appendix D.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the small business loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the small business loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 13, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 13, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 18. for the following Sample Loan:

F1412

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 13, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 19. for the following Sample Loan:

F1428

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 13, 2023

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	Five differences in number of guarantors.
2	Five differences in year built.
3	One difference in number of rooms.
4	One difference in original loan-per-room.
5	One difference in best credit score.
6	One difference in worst credit score.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 13, 2023

Supplemental Information Related to the Findings Set Forth on Appendix C

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Loan Documents

1	F1420	Number of guarantors	2	4
1	F1429	Number of guarantors	2	5
1	F1454	Number of guarantors	3	5
1	F1464	Number of guarantors	1	3
1	F1489	Number of guarantors	2	4
2	F1381	Year built	1995	1989
2	F1423	Year built	1986	1988
2	F1461	Year built	1996	1962
2	F1462	Year built	1962	1965
2	F1503	Year built	1963	1960
3	F1420	Number of rooms	60	59
4	F1420	Original loan-per-room	$34,950.00	$35,542.00
5	F1326	Best credit score	787	775
6	F1326	Worst credit score	747	742

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.